Chase Growth Fund
                        A series of Advisors Series Trust


                                                                 January 1, 2004
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                          Supplement to the Prospectus
                             dated January 28, 2003

Effective January 1, 2004, Chase Investment Counsel Corp., the Fund's Advisor, has contractually agreed to lower the Fund's Total Annual Operating Expense limit from 1.48% to 1.39%.

The expense table and example below replaces the expense table and example on page 4 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases..........................None
Maximum deferred sales charge (load)......................................None
Redemption fee (as a percentage of amount redeemed)(1)....................2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Investment Advisory Fees..................................................1.00%
Other Expenses............................................................0.42%
                                                                          ----
Total Annual Fund Operating Expenses......................................1.42%
                                                                          ----
Fee Waiver and/or Expense Reimbursement(2)...............................(0.03)%
Net Annual Fund Operating Expenses........................................1.39%

(1) The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(2) The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund until terminated by the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 1.39%. The Net Annual Fund Operating Expense reflects expenses as if the expense waiver had been in effect during the previous fiscal year. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Board of Trustees may terminate this expense reimbursement arrangement at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. The Example figures were calculated using net operating expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 year              3 years              5 years           10 years
      ------              -------              -------           --------
       $142                 $440                $761              $1,669




    Please retain this Supplement with your Prospectus for future reference.